                                                                   EXHIBIT 10.31

                                                                  EXECUTION COPY

                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                       SEABRIGHT INSURANCE HOLDINGS, INC.

                                       AND

                       EACH OF THE PURCHASERS NAMED HEREIN

                            DATED AS OF JUNE 30, 2004

                                TABLE OF CONTENTS

Section 1.  Authorization and Closing..................................   1
        1A. Authorization of the Convertible Preferred Stock...........   1
        1B. Purchase and Sale of the Convertible Preferred Stock.......   1
        1C. The Closing................................................   1

Section 2.  Conditions of Each Purchaser's Obligation at the Closing...   1
        2A. Representations and Warranties; Covenants..................   2
        2B. Certificate of Incorporation...............................   2
        2C. Sale of the Convertible Preferred Stock to Each Purchaser..   2
        2D. Litigation.................................................   2
        2E. Filings....................................................   2
        2F. Governmental Consents and Approvals........................   2
        2G. Waiver.....................................................   2

Section 3.  Transfer of Restricted Securities..........................   2
        3A. General Provisions.........................................   2
        3B. Rule 144A..................................................   2
        3C. Legend Removal.............................................   2

Section 4.  Representations and Warranties of the Company..............   3
        4A. Organization, Corporate Power and Licenses.................   3
        4B. Capital Stock and Related Matters..........................   3
        4C. Authorization; No Breach...................................   4

Section 5.  Definitions................................................   4
        5A. Definitions................................................   4

Section 6.  Miscellaneous..............................................   5
        6A. Stockholders Agreement and Registration Agreement..........   5
        6B. Remedies...................................................   5
        6C. Purchaser's Investment Representations.....................   6
        6D. Consent to Amendments......................................   7
        6E. Survival of Representations and Warranties.................   7
        6F. Successors and Assigns.....................................   7
        6G. Severability...............................................   7
        6H. Entire Agreement...........................................   8
        6I. Counterparts...............................................   8
        6J. Descriptive Headings; Interpretation.......................   8
        6K. Governing Law..............................................   8
        6L. Notices....................................................   8
        6M. No Strict Construction.....................................   9
        6N. Understanding Among the Purchasers.........................   9

                             SCHEDULES AND EXHIBITS

Schedule of Purchasers

Exhibit A   -   Certificate of Incorporation

                            STOCK PURCHASE AGREEMENT

            THIS STOCK PURCHASE AGREEMENT is made as of June 30, 2004, by and among SeaBright Insurance Holdings, Inc., a Delaware corporation (the "Company"), and the Persons listed on the Schedule of Purchasers attached hereto (collectively referred to herein as the "Purchasers" and individually as a "Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 5 hereof.

            WHEREAS, pursuant to this Agreement, the Company desires to issue and sell and the Purchasers desire to purchase an aggregate of 51,105.25 shares of the Company's Series A Preferred Stock, par value $.001 per share (the "Convertible Preferred Stock"), for an aggregate purchase price of $5,105,525;

            NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the Purchasers and the Company hereby agree as follows:

Section 1.  Authorization and Closing.

            1A. Authorization of the Convertible Preferred Stock. The Company shall authorize the issuance and sale to the Purchasers of an aggregate of 51,105.25 shares of Convertible Preferred Stock having the rights and preferences set forth in the Certificate of Incorporation (as defined below).

            1B. Purchase and Sale of the Convertible Preferred Stock. At the Closing (as defined below), the Company shall sell to each Purchaser and, subject to the terms and conditions set forth herein, each Purchaser shall purchase from the Company the number of shares of Convertible Preferred Stock set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto at the price set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto. The sale of the Convertible Preferred Stock to each Purchaser shall constitute a separate sale hereunder.

            1C. The Closing. The closing of the separate purchases and sales of the Convertible Preferred Stock (the "Closing") shall take place at the offices of Kirkland & Ellis, 333 Bush Street, San Francisco, California 94104, or at such other place as may be mutually agreeable to each of the Purchasers and the Company, at 10:00 a.m., local time, on the date hereof or at such other time as may be mutually agreeable to each of the Purchasers and the Company. At the Closing, the Company shall deliver to each Purchaser stock certificates evidencing the Convertible Preferred Stock to be purchased by such Purchaser registered in such Purchaser's name, upon payment of the purchase price therefor by wire transfer of immediately available funds to an account designated by the Company prior to the Closing, in the amount(s) set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto.

            Section 2. Conditions of Each Purchaser's Obligation at the Closing. The obligation of each Purchaser to purchase and pay for the Convertible Preferred Stock to be purchased by such Purchaser at the Closing is subject to the satisfaction as of the Closing of the following conditions:

            2A. Representations and Warranties; Covenants. The representations and warranties contained in Section 4 hereof shall be true and correct at and as of the Closing as though then made and the Company shall have performed all of the covenants required to be performed by it hereunder prior to the Closing.

            2B. Certificate of Incorporation. The Company's Certificate of Incorporation (the "Certificate of Incorporation") shall include the provisions set forth in Exhibit A attached hereto, shall be in full force and effect under the laws of the State of Delaware as of the Closing and shall not have been amended or modified.

            2C. Sale of the Convertible Preferred Stock to Each Purchaser. The Company shall have simultaneously sold to each Purchaser the Convertible Preferred Stock to be purchased by such Purchaser hereunder at the Closing and shall have received payment therefor in full as provided herein.

            2D. Litigation. No suit, action or other proceeding shall be pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit the transactions contemplated hereby and no injunction, judgment, order, decree or ruling with respect thereto shall be in effect.

            2E. Filings. The Company shall have made all filings required to be made by the Company and shall have obtained all permits and other authorizations required to be obtained by the Company under all applicable federal and state securities laws to consummate the transactions contemplated by this Agreement in compliance with such laws.

            2F. Governmental Consents and Approvals. The Company and the Purchasers shall have received or obtained all governmental and regulatory consents and approvals that are necessary for the consummation of the transactions contemplated hereby, in each case on terms and conditions satisfactory to the Purchasers.

            2G. Waiver. Any condition specified in this Section 2 may be waived if consented to by the Purchasers.

            Section 3. Transfer of Restricted Securities.

            3A. General Provisions. Restricted Securities are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in paragraph 3B below, any other legally available means of transfer.

            3B. Rule 144A. Upon the request of a holder of Restricted Securities, the Company shall promptly supply to such holder or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

            3C. Legend Removal. If any Restricted Securities become eligible for sale pursuant to Rule 144(k), the Company shall, upon the request of the holder of such Restricted

Securities, remove the legend set forth in Section 6C from the certificates for such Restricted Securities.

            Section 4. Representations and Warranties of the Company. As a material inducement to the Purchasers to enter into this Agreement and purchase the Convertible Preferred Stock hereunder, the Company hereby represents and warrants that:

            4A. Organization, Corporate Power and Licenses. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

            4B. Capital Stock and Related Matters.

            (i) As of the Closing and after giving effect to the transactions contemplated by this Agreement, the authorized capital stock of the Company shall consist of (a) 750,000 shares of Convertible Preferred Stock, of which 507,805.25 shares shall be issued and outstanding, and (b) 1,100,000 shares of Common Stock, of which no shares shall be issued and outstanding and 101,500 of which shall be reserved for issuance upon exercise of stock options to be issued under the Company's Stock Option Plan and the remainder of which shall be reserved for issuance upon conversion of the Convertible Preferred Stock (it being understood that promptly following the Closing, the Company shall cause to be filed an amendment to its certificate of incorporation increasing the number of authorized shares of its Common Stock to at least 1,200,000 and reserving for issuance upon conversion of the Convertible Preferred Stock an additional number of shares of Common Stock sufficient to permit conversion in full of all outstanding shares of Convertible Preferred Stock, together with the exercise of all outstanding options to acquire Common Stock). As of the Closing, neither the Company nor any of its Subsidiaries shall have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except for the Convertible Preferred Stock and except for any options issued under the Company's Stock Option Plan. As of the Closing, neither the Company nor any of its Subsidiaries shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except as set forth in the Certificate of Incorporation and except pursuant to any rights exercised by the Company pursuant to the Stockholders Agreement (as defined below) or the Executive Stock Agreements entered into by the Company and certain executives, dated as of September 30, 2003. As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

            (ii) There are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Convertible Preferred Stock hereunder. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Convertible Preferred Stock hereunder does not require registration under the Securities Act or any applicable state securities laws.

            4C. Authorization; No Breach. The execution, delivery and performance of this Agreement and all other agreements and instruments contemplated hereby to which the Company is a party and the offering, sale and issuance of the Convertible Preferred Stock hereunder has been duly authorized by the Company. This Agreement and all other agreements and instruments contemplated hereby to which the Company is a party each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement and all other agreements and instruments contemplated hereby to which the Company is a party, the offering, sale and issuance of the Convertible Preferred Stock hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any Lien upon the Company's or any of its Subsidiaries' capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the charter or bylaws of the Company or any of its Subsidiaries, or any law, statute, rule or regulation to which the Company or any of its Subsidiaries is subject, or any agreement, instrument, order, judgment or decree to which the Company or any of its Subsidiaries is subject.

            Section 5. Definitions.

            5A. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

            "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse against the Company, any filing or agreement to a file a financing statement as debtor under the Uniform Commercial Code or any similar statute (other that to reflect ownership by a third party of property leased to the Company under a lease which is not in the nature of a conditional sale or title retention agreement), or any subordination arrangements in favor of another Person.

            "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

            "Restricted Securities" means (i) the Convertible Stock issued hereunder, (ii) the Convertible Preferred Stock issued under the Executive Stock Agreements, (iii) the Common

Stock issued upon exercise of the options issued under the Company's Stock Option Plan and conversion of the Convertible Preferred Stock and (iv) any securities issued with respect to the securities referred to in clauses (i),
(ii) or (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or
(c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in paragraph 6C have been delivered by the Company in accordance with Section 3. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in paragraph 6C.

            "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

            "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

            Section 6. Miscellaneous.

            6A. Stockholders Agreement and Registration Agreement. The parties hereto agree that, by and upon execution of this Agreement, the shares purchased by (i) the Persons listed as "Summit Stockholders" on the Schedule of Purchasers attached hereto shall be (a) deemed to be "Summit Shares" pursuant to the terms of that certain Stockholders Agreement by and among the Company and the persons listed on the signature pages thereto, dated as of September 30, 2003 (the "Stockholders Agreement"), and such acquired shares hereunder shall be entitled to the rights and benefits of Summit Shares thereunder, and (b) deemed to be "Registrable Securities" pursuant to the terms of that certain Registration Agreement by and among the Company and the persons listed on the signature pages thereto, dated as of September 30, 2003, and such acquired shares hereunder shall be entitled to the rights and benefits of Registrable Securities thereunder, and (ii) the Persons listed as "Other Stockholders" on the Schedule of Purchasers attached hereto shall be (x) deemed to be "Other Stockholder Shares" pursuant to the terms of the Stockholders Agreement, and such acquired shares shall be entitled to the rights and benefits of Other Stockholder Shares thereunder, and (b) deemed to be "Executive Stock" pursuant to the terms of the Executive Stock Agreement by and between the Company and each such Person, dated as of September 30, 2003, and such acquired shares hereunder shall be entitled to the rights and benefits and obligations, including, without limitation, subject to the repurchase rights, thereunder.

            6B. Remedies. Each holder of Convertible Preferred Stock shall have all rights and remedies set forth in this Agreement or the Certificate of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

            6C. Purchaser's Investment Representations.

            (i) Each Purchaser hereby represents that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent any Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 3 hereof. Each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:

      "The securities represented by this certificate were originally issued on June 30, 2004, and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Stock Purchase Agreement, dated as of June 30, 2004, and as amended and modified from time to time, between the issuer (the "Company") and certain investors, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

            (ii) Each Purchaser has been given full access to all information regarding the Company (including access to the Acquisition Agreement) that it has requested from the Company and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Convertible Preferred Stock to be purchased by it hereunder. Each Purchaser is capable of evaluating and has evaluated the merits and risks of its purchase of the Convertible Preferred Stock hereunder and is able to bear the economic risk of its investment in the Convertible Preferred Stock.

            (iii) Each Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act and has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of its prospective investment in the Convertible Preferred Stock, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

            (iv) Each Purchaser recognizes that it must bear the economic risk of the investment represented by its purchase of the Convertible Preferred Stock for an indefinite period. Each Purchaser understands that the Convertible Preferred Stock has not been registered under the Securities Act on the basis that the sale provided for in this Agreement is exempt from the registration provisions thereof and that the Company's reliance on such exemption is predicated upon the representations of the Purchasers set forth herein.

            (v) Each Purchaser has the requisite power and authority to purchase the Restricted Securities to be purchased by such Purchaser hereunder. This Agreement is a valid and binding obligation of such Purchaser enforceable in accordance with its terms.

            (vi) The representations and warranties in this Section 6C are made severally by each Purchaser with respect to such Purchaser and not jointly with respect to all Purchasers.

            6D. Consent to Amendments. The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of a majority of the Common Stock (assuming conversion of the Convertible Preferred Stock) issued and sold hereunder. No course of dealing between the Company and the holder of any Convertible Preferred Stock or Common Stock issued and sold hereunder or any delay in exercising any rights hereunder or under the Certificate of Incorporation shall operate as a waiver of any rights of any such holders hereunder. For purposes of this Agreement, shares of Convertible Preferred Stock or Common Stock held by the Company or any of its Subsidiaries shall not be deemed to be outstanding.

            6E. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchaser or on its behalf.

            6F. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser's benefit as a purchaser or holder of Restricted Securities are also for the benefit of, and enforceable by, any subsequent holder of such Restricted Securities. If a sale, transfer, assignment or other disposition of any Restricted Securities is made in accordance with the provisions of this Agreement to any Person and such Restricted Securities remain Restricted Securities immediately after such disposition, such Person shall, at or prior to the time such Restricted Securities are acquired, execute a counterpart of this Agreement with such modifications thereto as may be necessary to reflect such Person's agreement to become a party to, and to be bound by, all covenants, terms and conditions of this Agreement and the Stockholders Agreement as theretofore amended.

            6G. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            6H. Entire Agreement. This Agreement and the agreements and documents referred to herein contain the entire agreement and understanding between the parties with respect to the subject matter hereof.

            6I. Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

            6J. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation and shall mean in each instance "including without limitation."

            6K. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

            6L. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally, sent by telecopy (with receipt confirmed) on a business day during regular business hours of the recipient (or, if not, on the next succeeding business day) or two business days after being sent by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to each Purchaser at the address indicated on the Schedule of Purchasers and to the Company at the address indicated below:

            SeaBright Insurance Holdings, Inc.
            2101 4th Avenue, Suite 1600
            Seattle, Washington 98121
            Attn: Chief Executive Officer
            Telephone: (206) 770-8300
            Telecopy: (206) 448-4442

            with copies to (which shall not constitute notice to the Company):

            Summit Partners, L.P.
            499 Hamilton Avenue
            Palo Alto, California 94301
            Attention: Peter Y. Chung
                       J. Scott Carter
            Telephone: (650) 321-1166
            Telecopy: (650) 321-1188

            Kirkland & Ellis LLP
            200 East Randolph Drive
            Chicago, Illinois 60601
            Attention: Ted H. Zook, P.C.
                       Stephen D. Oetgen
            Telephone: (312) 861-2000
            Telecopy: (312) 861-2200

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

            6M. No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

            6N. Understanding Among the Purchasers. The determination of each Purchaser to purchase the Convertible Preferred Stock pursuant to this Agreement has been made by such Purchaser independent of any other Purchaser and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser. Each Purchaser hereby acknowledges that Kirkland & Ellis LLP has not acted as counsel for any Purchaser other than the Persons listed as "Summit Stockholders" on the Schedule of Purchasers attached hereto in connection with the transactions contemplated hereby and that other than the Summit Stockholders, none of the Purchasers has the status of a client of Kirkland & Ellis LLP for conflict of interest purposes as a result thereof.

                                    * * * * *

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                        SEABRIGHT INSURANCE HOLDINGS, INC.

                                        By:  /s/ John G. Pasqualetto
                                           ----------------------------
                                        Its: President and CEO

                                        SUMMIT STOCKHOLDERS:

                                        SUMMIT VENTURES V, L.P.

                                        By:  Summit Partners V, L.P.
                                        Its: General Partner

                                        By:  Summit Partners, LLC
                                        Its: General Partner

                                        By:  /s/ Peter Chung
                                           ----------------------------
                                           Member

                                        SUMMIT V COMPANION FUND, L.P.

                                        By:  Summit Partners V, L.P.
                                        Its: General Partner

                                        By:  Summit Partners, LLC
                                        Its: General Partner

                                        By:  /s/ Peter Chung
                                           ----------------------------
                                           Member

                                        SUMMIT V ADVISORS FUND (QP), L.P.

                                        By:  Summit Partners V, L.P.
                                        Its: General Partner

                                        By:  Summit Partners, LLC
                                        Its: General Partner

                                        By:  /s/ Peter Chung
                                           ----------------------------
                                           Member

                                        SUMMIT V ADVISORS FUND, L.P.

                                        By:  Summit Partners V, L.P.
                                        Its: General Partner

                                        By:  Summit Partners, LLC
                                        Its: General Partner

                                        By:  /s/ Peter Chung
                                           ----------------------------
                                           Member

                                        SUMMIT VENTURES VI-A, L.P.

                                        By:  Summit Partners VI (GP), L.P.
                                        Its: General Partner

                                        By:  Summit Partners VI (GP), LLC
                                        Its: General Partner

                                        By:  /s/ Peter Chung
                                           ----------------------------
                                           Member

                                        SUMMIT VENTURES VI-B, L.P.

                                        By:  Summit Partners VI (GP), L.P.
                                        Its: General Partner

                                        By:  Summit Partners VI (GP), LLC
                                        Its: General Partner

                                        By:  /s/ Peter Chung
                                           ----------------------------
                                           Member

                                        SUMMIT VI ADVISORS FUND, L.P.

                                        By:  Summit Partners VI (GP), L.P.
                                        Its: General Partner

                                        By:  Summit Partners VI (GP), LLC
                                        Its: General Partner

                                        By:  /s/ Peter Chung
                                           ----------------------------
                                             Member

                                        SUMMIT VI ENTREPRENEURS FUND, L.P.

                                        By:  Summit Partners VI (GP), L.P.
                                        Its: General Partner

                                        By:  Summit Partners VI (GP), LLC
                                        Its: General Partner

                                        By:  /s/ Peter Chung
                                           ----------------------------
                                             Member

                                        SUMMIT INVESTORS VI, L.P.

                                        By:  Summit Partners VI (GP), L.P.
                                        Its: General Partner

                                        By:  Summit Partners, VI (GP), LLC
                                        Its: General Partner

                                        By:  /s Peter Chung
                                           ----------------------------
                                             Member

                                        OTHER STOCKHOLDERS:

                                          /s/ John Pasqualetto
                                        -------------------------------
                                        John Pasqualetto

                                          /s/ Richard J. Gergasko
                                        -------------------------------
                                        Richard J. Gergasko

                                          /s/ Jeffrey C. Wanamaker
                                        -------------------------------
                                        Jeffrey C. Wanamaker

                                          /s/ Joseph DeVita
                                        -------------------------------
                                        Joseph DeVita

                             SCHEDULE OF PURCHASERS

                                     Number of Shares of   Purchase Price for
                                    Convertible Preferred     Convertible      Total Purchase
        Name and Address                    Stock           Preferred Stock        Price
----------------------------------  ---------------------  ------------------  --------------
SUMMIT STOCKHOLDERS:

Summit Ventures V, L.P.                   13,285.00          $ 1,328.500.00    $ 1,328.500.00
c/o Summit Partners, L.P.
499 Hamilton Avenue
Palo Alto, CA 94301
Attn: Peter Y. Chung
      J. Scott Carter

Summit V Companion Fund, L.P.              2,221.00          $   222,100.00    $   222,100.00
c/o Summit Partners, L.P.
499 Hamilton Avenue
Palo Alto, CA 94301
Attn: Peter Y. Chung
      J. Scott Carter

Summit V Advisors Fund (QP), L.P.            889.00          $    88,900.00    $    88,900.00
c/o Summit Partners, L.P.
499 Hamilton Avenue
Palo Alto, CA 94301
Attn: Peter Y. Chung
      J. Scott Carter

Summit V Advisors Fund, L.P.                 272.00          $    27,200.00    $    27,200.00
c/o Summit Partners, L.P.
499 Hamilton Avenue
Palo Alto, CA 94301
Attn: Peter Y. Chung
      J. Scott Carter

Summit Ventures VI-A, L.P.                22,545.00          $ 2,254,500.00    $ 2,254,500.00
c/o Summit Partners, L.P.
499 Hamilton Avenue
Palo Alto, CA 94301
Attn: Peter Y. Chung
      J. Scott Carter

Summit Ventures VI-B, L.P.                 9,403.00          $   940,300.00    $   940,300.00
c/o Summit Partners, L.P.
499 Hamilton Avenue
Palo Alto, CA 94301
Attn: Peter Y. Chung
      J. Scott Carter

Summit VI Advisors Fund, L.P.                469.00          $    46,900.00    $    46,900.00
c/o Summit Partners, L.P.
499 Hamilton Avenue
Palo Alto, CA 94301
Attn: Peter Y. Chung

                                     Number of Shares of   Purchase Price for
                                    Convertible Preferred     Convertible      Total Purchase
        Name and Address                    Stock           Preferred Stock        Price
----------------------------------  ---------------------  ------------------  --------------
      J. Scott Carter

Summit VI Entrepreneurs Fund, L.P.           720.00          $    72,000.00    $    72,000.00
c/o Summit Partners, L.P.
499 Hamilton Avenue
Palo Alto, CA 94301
Attn: Peter Y. Chung
      J. Scott Carter

Summit Investors VI, L.P.                    196.00          $       19,600    $       19,600
c/o Summit Partners, L.P.
499 Hamilton Avenue
Palo Alto, CA 94301
Attn: Peter Y. Chung
      J. Scott Carter

OTHER STOCKHOLDERS:

John Pasqualetto                             300.00          $       30,000    $       30,000
24012 102nd Place West
Edmonds, WA 98020

Richard Gergasko                             200.00          $       20,000    $       20,000
45714 SE 139th Place
North Bend, WA 98045

Joseph DeVita                                500.00          $       50,000    $       50,000
1407 Camden Court
Brentwood, CA 94513

Jeffrey Wanamaker                             55.25          $        5,525    $        5,525
4043 259th Ave SE
Issaquah, WA 98029
                                          ---------          --------------    --------------
            Totals:                       51,055.25          $    5,105,525    $    5,105,525

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